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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549









                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934





Date of Report: April 27, 1998

---------------------------------

(Date of earliest event reported)





                         Morgan Stanley Capital I Inc.

            -------------------------------------------------------

            (Exact name of registrant as specified in its charter)







     DELAWARE                    333-45467-                    13-3291626

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(State or Other               (COMMISSION                   (I.R.S. Employer

Jurisdiction of               FILE NUMBER)                  Identification No.)

Incorporation)



     1585 Broadway, New York, N.Y.                          10036

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  (Address of principal executive offices)               (Zip Code)





      Registrant's telephone number, including area code: (212) 761-4000





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ITEM 5. OTHER EVENTS.



     Attached are certain structural and collateral term sheets (the "Term

Sheets") furnished to the Registrant by Morgan Stanley & Co. Incorporated

(the "Underwriter"), the underwriter in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1998-XL2

(the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933,

as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-45467) (the

"Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.



     The Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets and Structural Term Sheets.



     Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



(c) Exhibits



Exhibit 99 Term Sheets.





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     Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                        MORGAN STANLEY CAPITAL INC.



                                        By: /s/ James Flaum

                                           ------------------------

                                           Name:  James Flaum

                                                  -----------------

                                           Title: Vice - President

                                                  -----------------





Date: April 27, 1998





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                              EXHIBIT INDEX

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Item 601(a) of

Regulation S-K



Exhibit No.             Description                                Page

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99                      Term Sheets







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